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             CONSENT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Auditors" in the Statement of Additional Information and to the use of our report on the financial statements of Safeco Resource Variable Account B, dated January 30, 2004, except for Note 7 as to which the date is March 15, 2004, and to the use of our report on the consolidated financial statements of Safeco Life Insurance Company and Subsidiaries, dated January 26, 2004, except for Note 16 as to which the date is March 15, 2004, in Post-Effective Amendment No. 12 to the Registration Statement (Form N-4, No. 33-69600) and related Prospectus of Safeco Resource Variable Account B.

                                       /s/ Ernst & Young LLP

Seattle, Washington
April 27, 2004